CURRENCY SWAP CONFIRMATION

Exhibit 10.6

EXECUTION VERSION

Confirmation to the
1992 ISDA Master® Agreement
dated as of 22 November 2006

To:	Turquoise Card Backed Securities plc (‘‘Party B’’)

From:	HSBC USA Inc. (‘‘Party A’’)

Re:	USD [•] Class [•] Floating Rate Notes

Ref:	[•]

Date:	22 November 2006

Dear Sirs

Currency Swap Confirmation for Class [•] Notes

The purpose of this communication is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the ‘‘Transaction’’). This communication constitutes a ‘‘Confirmation’’ as referred to in the Agreement specified below.

It is agreed that upon the execution of this Confirmation, we shall be deemed to have entered into an agreement relating to the Notes on the terms of the Agreed Form Agreement (the ‘‘Agreement’’) dated as of the Trade Date specified below.

‘‘Agreed Form Agreement’’ means the form of 1992 ISDA Master Agreement (Multicurrency Cross Border) (including the Schedule thereto and the ISDA Credit Support Annex (Bilateral Form — Transfer) forming part of the Schedule) dated as of 22 November 2006 between Party A and Party B.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the ‘‘Definitions’’) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a ‘‘Transaction’’ shall be deemed to be references to a ‘‘Swap Transaction’’ for the purposes of the Definitions.

Unless otherwise defined herein, terms defined in (i) the base prospectus dated 30 October 2006 in respect of the Programme, (ii) the Final Terms dated 15 November 2006 in respect of the Notes and (iii) the Note Trust Deed Supplement supplemental to the Note Trust Deed dated 23 May 2006 in respect of the Notes will have the same meaning where used herein.

All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

1.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:	HSBC USA Inc.

Party B:	Turquoise Card Backed Securities plc

Calculation Agent:	Party A

Trade Date:	15 November 2006

Effective Date:	22 November 2006

Termination Date:	The Scheduled Redemption Date specified in respect of the

Notes, subject to adjustment in accordance with clause 2.2 below.

Business Days:	London, New York, Jersey (Channel Islands)

Exchange Rate	USD [•] = GBP 1

Initial Exchange Amounts and Final Exchange Amounts

Initial Exchange

Initial Exchange Date:	Effective Date

Party A Initial Exchange Amount:	GBP [•]

Party B Initial Exchange Amount:	USD [•]

Final Exchange

Final Exchange Date	Termination Date

Party A Final Exchange Amount:	Party A Currency Amount on the Termination Date

Party B Final Exchange Amount:	Party B Currency Amount on the Termination Date

Party A Floating Rate Amounts

Party A Floating Rate Payer:	Party A

Party A Currency Amount:	USD [•] (subject to adjustment in accordance with the provisions of clause 2.2 below following the occurrence of an Amortisation Event).

Party A Floating Rate Payer Payment Dates:	Each 15th day of each calendar month, from and including 15 January 2007 to and including the Termination Date, in each case subject to adjustment in accordance with the Modified Following Business Day Convention.

Party A Floating Rate Option:	LIBOR as calculated in accordance with Condition 7(b) of the Notes.

Party A Designated Maturity:	1 month, other than with respect to the initial Calculation Period in respect of which Linear Interpolation shall be applicable. If Linear Interpolation is applicable then it shall be applied in respect of 1 month and 2 month rates.

Spread A:	[•]

Party A Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Party B Floating Rate Amounts

Party B Floating Rate Payer:	Party B

Party B Currency Amount:	An amount in GBP equal to the Party A Currency Amount (as adjusted in accordance with the provisions of clause 2.2 below following the occurrence of an Amortisation Event) converted into GBP at the Exchange Rate.

Party B Floating Rate Payer Payment Dates:	Each 15th day of each calendar month, from and including 15 January 2007 to and including the Termination Date, in each case subject to adjustment in accordance with the Modified Following Business Day Convention.

Party B Floating Rate Option:	GBP-LIBOR-BBA

Party B Designated Maturity:	1 month, other than with respect to the initial Calculation Period in respect of which Linear Interpolation shall be applicable. If Linear Interpolation is applicable then it shall be applied in respect of 1 month and 2 month rates.

Spread B:	[•]

Party B Floating Rate Day Count Fraction:	Actual/365 (Fixed)

Reset Dates:	The first day of each Calculation Period

2.	Details of Variation to Agreement:

2.1	Deferral of Floating Rate Amounts

(A)	Deferral of Party A Floating Rate Amount

In the event that, in respect of any Party A Floating Rate Payer Payment Date, there is a Deferred Party B Floating Rate Amount (as defined below) on the corresponding Party B Floating Rate Payer Payment Date (as set out in the paragraph entitled ‘‘Deferral of Party B Floating Rate Amount’’ below), then the Party A Floating Rate Amount (before taking into account any deferred amounts) for that Party A Floating Rate Payment Date which would, but for this provision, have been due (the ‘‘Gross Party A Floating Rate Amount’’) shall be reduced by an amount equal to the proportion thereof which the Deferred Party B Floating Rate Amount (before taking into account any deferred amounts) bears to the Gross Party B Floating Rate Amount (before taking into account any deferred amounts).

The difference between the Gross Party A Floating Rate Amount and the reduced Party A Floating Rate Amount (that difference being the ‘‘Deferred Party A Floating Rate Amount’’) shall be deferred and shall be payable (together with interest accruing thereon from, and including, such Party A Floating Rate Payer Payment Date to, but excluding, the Party A Floating Rate Payer Payment Date upon which such Deferred Party A Floating Rate Amount is paid by Party A at the Party A Floating Rate Option) on the next Party A Floating Rate Payer Payment Date. The Deferred Party A Floating Rate Amount plus interest shall be treated as part of the Party A Floating Rate Amount for the next Party A Floating Rate Payer Payment Date and shall be paid in the same proportion (if any) as the corresponding Deferred Party B Floating Rate Amount is paid on that next Party A Floating Rate Payer Payment Date and this provision shall apply mutatis mutandis.

(B)	Deferral of Party B Floating Rate Amount

If the Party B Floating Rate Amount (including any deferred amounts) for any Party B Floating Rate Payment Date would otherwise exceed the Class [•] Monthly Distribution Amount which is available to be applied in payment of that Party B Floating Rate Amount in accordance with the terms and conditions of the Notes, the Party B Floating Rate Amount (including any deferred amounts) shall be reduced to the amount of available Class [•] Monthly Distribution Amount. The difference between the Party B Floating Rate Amount which would, but for this provision, have been due (the ‘‘Gross Party B Floating Rate Amount’’) and the reduced Party B Floating Rate Amount which is payable (that difference being the ‘‘Deferred Party B Floating Rate Amount’’) shall be deferred and shall be payable (together with interest accruing thereon from, and including, such Party B Floating Rate Payer Payment Date to, but excluding, the Party B Floating Rate Payer Payment Date upon which such Deferred Party B Floating Rate Amount is paid by Party B at the Party B Floating Rate Option) on the next Party B Floating Rate Payer Payment Date. The Deferred Party B Floating Rate Amount plus interest thereon shall be treated as part of the Party B Floating Rate Amount for that next Party B Floating Rate Payer Payment Date and this provision shall apply mutatis mutandis.

2.2	Amortisation Events

In the event that the Regulated Amortisation Period or the Rapid Amortisation Period (either such period an ‘‘Amortisation Period’’ and the occurrence of such Amortisation Period being an ‘‘Amortisation Trigger Event’’) commences prior to or on the Scheduled Redemption Date of the Notes then the following provisions shall apply.

2.2.1	Party B will, as soon as practicable, notify Party A of the occurrence of such Amortisation Trigger Event or procure that Party A is notified of such occurrence and will provide Party A with such information as Party A may require or reasonably request (to the extent that Party B has or is able to obtain such information) in order to determine the likely future amortisation of the Notes;

2.2.2	The Termination Date shall be extended to the date which is the earlier of (1) the Final Redemption Date and (2) the date on which the Notes issued by Party B are redeemed in full;

2.2.3	On each Party B Floating Rate Payer Payment Date occurring after an Amortisation Trigger Event:

(a)	The Party B Currency Amount shall be reduced (for the next following Calculation Period for Party B) by an amount equal to the amount of available redemption funds credited to the Class [•] Distribution Ledger for distribution on such Party B Floating Rate Payer Payment Date (immediately prior to any distributions being made on that date) (the amount of such reduction, the ‘‘Party B Redemption Amount’’); and

(b)	Party B shall pay to Party A an amount in GBP equal to the Party B Redemption Amount.

2.2.4	On each Party A Floating Rate Payer Payment Date occurring after an Amortisation Trigger Event:

(a)	The Party A Currency Amount shall be reduced (for the next following Calculation Period for Party A) by an amount (the ‘‘Party A Redemption Amount’’) equal to the Party B Redemption Amount converted into U.S. Dollars at the Exchange Rate; and

(b)	Party A shall pay to Party B an amount in US dollars equal to the Party A Redemption Amount converted into US dollars at the Exchange Rate.

3.	Account Details:

Account for Payments to Party A in GBP:

Beneficiary	[•]

Agent Bank:	[•]

Account:	[•]

Sort Code:	[•]

Account for Payments to Party A in USD:

Beneficiary:	[•]

Agent Bank:	[•]

Account:	[•]

SWIFT	[•]

Account for Payments to Party B in GBP:

Bank:	[•]

For:	[•]

SWIFT:	[•]

Sort Code:	[•]

Account number:	[•]

Account Name:	[•]

Account for Payments to Party B in USD:

Bank:	[•]

For:	Turquoise Card Backed Securities plc

SWIFT:	[•]

Sort Code:	[•]

Account number:	[•]

Account Name:	[•]

4.	Contact for Party A Documentation and Operations:

Address:	457 Fifth Avenue New York NY 10018, USA

Attention:	General Counsel

Fax No.:	To be advised.

Telephone No.:	To be advised.

5.	Contacts for Party B Documentation and Operations:

Address:	c/o Wilmington Trust SP Services (London) Limited, Tower 42 (Level 11), 25 Old Broad Street, London EC2N 1HQ United Kingdom

Attention:	The Directors

Fax No:	+44 (0) 20 7614 1122

6.	Definitions

‘‘Class [•] Distribution Ledger’’ means the ledger so named with respect to the Series 2006-2 Issuer Distribution Account.

‘‘Class [•] Monthly Distribution Amount’’ shall bear the meaning given to it in the Series 2006-2 Supplement.

‘‘Conditions’’ means the terms and conditions (each a ‘‘Condition’’) of the Notes as set out in the base prospectus dated 30 October 2006 in respect of the Programme.

‘‘Final Redemption Date’’ shall bear the meaning given to it in the Final Terms.

‘‘Final Terms’’ means the prospectus supplement/final terms dated 15 November 2006 to the base prospectus dated 30 October 2006 in relation to the issue of the Notes under the Programme.

‘‘Issuer Distribution Account Bank Agreement’’ means the issuer distribution account bank agreement dated 23 May 2006 between Party B, Law Debenture Trust Company of New York and HSBC Bank plc (in its capacity as issuer account bank).

‘‘Notes’’ means USD [•] Series 2006-2 Class [•] Notes issued by Party B under the Programme.

‘‘Programme’’ means the $10,000,000,000 Turquoise Card Backed Securities Medium Term Note Programme.

‘‘Receivables Trust Deed and Servicing Agreement’’ means the receivables trust deed and servicing agreement dated 23 May 2006 between Turquoise Receivables Trustee Limited, Turquoise Funding 1 Limited and others.

‘‘Scheduled Redemption Date’’ shall bear the meaning given to it in the Final Terms.

‘‘Series 2006-2 Issuer Distribution Account’’ means the account so named in relation to Series 2006-2 opened pursuant to the Issuer Distribution Account Bank Agreement.

‘‘Series 2006-2 Supplement’’ means the supplement dated 22 November 2006 to the Receivables Trust Deed and Servicing Agreement relating to Series 2006-2.

7.	Governing Law: England and Wales

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

HSBC USA Inc.

By:

Name:

Title:

Date:

TURQUOISE CARD BACKED SECURITIES PLC

By:

Name:

Title:

Date: